The HIBERNIA FUNDS
Hibernia Capital Appreciation Fund - Class A Shares and Class B Shares

Hibernia Louisiana Municipal Income Fund - Class A Shares and Class B Shares

Hibernia Mid Cap Equity Fund - Class A Shares and Class B Shares

Hibernia Total Return Bond Fund

Hibernia U.S. Government Income Fund

Hibernia Cash Reserve Fund - Class A Shares and Class B Shares

Hibernia U.S. Treasury Money Market Fund

(Portfolios of Hibernia Funds)

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Supplement to Prospectus dated October 31, 2004

Please revise the supplement to the prospectus dated February 23, 2005.

In the prospectus section entitled, "Who Manages the Funds?" please delete the fourth paragraph of the left hand column and replace it with the following:

"The Adviser manages the Cash Reserve Fund and U.S. Treasury Money Market Fund by an investment team approach.

The Adviser manages the Total Return Bond Fund and U.S. Government Income Fund by an investment team approach, with the team consisting of Gregory Francis, Steven J. Knight and Gilbert Braunig. Mr. Francis is the primary portfolio manager for the funds and Mr. Knight serves as the back-up portfolio manager for the funds. Mr. Braunig assists Mr. Knight and Mr. Francis with portfolio analysis, and other quantitative analysis. His responsibilities include preparing fixed income credit analysis for the funds.

Steven J. Knight has been with HAM since January 2005, and is currently a Vice President and the Fixed Income Strategist for HAM. His responsibilities include managing HAM's Fixed Income Investment Team, monitoring and managing Personal Trust, Employee Benefit, Investment Management Agency and Mutual Fund accounts. Prior to joining Hibernia, Mr. Knight was a Vice President and Director of U.S. Bank from 1997 to 2001 and an International Investment Director for the Principal Financial Group from 1980 to 1996. Mr. Knight is a Chartered Financial Analyst(R) and received his B.A. degree from Central College and his Master of Arts from the University of Iowa.

Gregory Francis has been with HAM since April 2005, and is currently a Vice President and Fixed Income Portfolio Manager for HAM. His responsibilities include monitoring and managing Personal Trust, Employee Benefit, and Investment Management Agency portfolios. Mr. Francis has been in the investment management business for 19 years. He was previously employed by New York Life Insurance Company as Co-Head of Fixed Income Portfolio Management and Strategy from 1991 to 2000. Prior to that, he served as a Senior Fixed Income and Derivatives Strategist for Bankers Trust from 1988 to 1991, and Donaldson, Lufkin and Jenrette from 1986 to 1988. Mr. Francis received his B.S. degree in Applied Physics from Columbia University School of Engineering.

Gilbert Braunig has been with HAM since January 2004, and is currently an Assistant Vice President and Fixed Income Analyst for HAM. His responsibilities include preparing fixed income credit analysis for HAM. Prior to joining Hibernia, Mr. Braunig worked for State Street Bank and Trust in a number of positions, from January 2000 to July 2003, most recently as a Product Development Officer. Mr. Braunig received his B.S. degree in Business Administration from Babson College.

Steven J.  Knight  has been the  portfolio  manager of the  Louisiana  Municipal
Income Fund since January 2005. Please refer to the paragraph above regarding his biographical information."

                                                                   June 22, 2005

Investment Company Act File No. 811-5536
Cusip 428661102
Cusip 428661201
Cusip 428661508
Cusip 428661862
Cusip 428661607
Cusip 428661706
Cusip 428661805
Cusip 428661888
Cusip 428661300
Cusip 428661409
Cusip 428661870
33160 (6/05)
Edgewood Services, Inc., Distributor of the Funds